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                       Supplement dated December 19, 2001

                                       to

                         PROSPECTUSES dated May 1, 2001

This Supplement is intended to be distributed with the following prospectuses:

     . Prospectuses dated May 1, 2001, as supplemented, for certain variable annuity contracts entitled "ACCOMMODATOR" or "ACCOMMODATOR 2000" that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2001 ("Product Prospectuses").

     . John Hancock Variable Series Trust I prospectus dated May 1, 2001 for the Large/Mid Cap Value II Fund ("VST Prospectus").

Supplement to Product Prospectuses:

     On December 19, 2001, any of your contract value in the Large/Mid Cap Value II variable investment option was transferred to the variable investment option corresponding to the Large/Mid Cap Value Fund of the John Hancock Variable Series Trust I ("VST") in connection with a merger of of these two Funds.

     Thereafter, the Large/Mid Cap Value II variable investment option shown on page 1 of the Product Prospectuses has been discontinued and is no longer available.

     References in the Product Prospectuses to the Large/Mid Cap Value II variable investment option should be disregarded.

Supplement to the VST Prospectus:

     On December 13, 2001, shareholders of the Large/Mid Cap Value II Fund approved a plan of reorganization and merger ("Plan") to merge this Fund into the Large/Mid Cap Value Fund. Under the Plan, the assets and liabilities of the Large/Mid Cap Value II Fund were transferred to and assumed by the Large/Mid Cap Value Fund on December 19, 2001 ("Merger Date"). The Large/Mid Cap Value II Fund will cease operations after the Merger Date.

     References in the VST Prospectus to the Large/Mid Cap Value II Fund should be disregarded.